Exhibit 7

POWER OF ATTORNEY

The undersigned director and/or officer of Gala Trust and Management Services, Inc., formerly known as Gala Management Services, Inc. (the “Company”), does hereby constitute and appoint Tomas Herrera as the undersigned’s true and lawful attorney-in-fact and agent to do any and all things in the undersigned’s name and behalf in the undersigned’s capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned’s name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company any and all filings with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

/s/ Alfonso Arias
(Signature)

Printed Name: ALFONSO ARIAS

Dated and effective as of December 17, 2008

POWER OF ATTORNEY

The undersigned director and/or officer of GAMASE Insureds Trust (the “Company”), does hereby constitute and appoint Tomas Herrera as the undersigned’s true and lawful attorney-in-fact and agent to do any and all things in the undersigned’s name and behalf in the undersigned’s capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned’s name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company any and all filings with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

/s/ Alfonso Arias
(Signature)

Printed Name: ALFONSO ARIAS

Dated and effective as of December 17, 2008

POWER OF ATTORNEY

The undersigned director and/or officer of Regal Trust (BVI) Ltd. (the “Company”), does hereby constitute and appoint Tomas Herrera as the undersigned’s true and lawful attorney-in-fact and agent to do any and all things in the undersigned’s name and behalf in the undersigned’s capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned’s name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company any and all filings with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

/s/ Alfonso Arias
(Signature)

Printed Name: ALFONSO ARIAS

Dated and effective as of December 17, 2008

POWER OF ATTORNEY

The undersigned director and/or officer of CICA Policyholders Trust (the “Company”), does hereby constitute and appoint Tomas Herrera as the undersigned’s true and lawful attorney-in-fact and agent to do any and all things in the undersigned’s name and behalf in the undersigned’s capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned’s name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company any and all filings with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

/s/ Alfonso Arias
(Signature)

Printed Name: ALFONSO ARIAS

Dated and effective as of December 17, 2008